                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material under Rule 14a-12

                           SCOTT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2001
                                                         ----------------


                            SCOTT TECHNOLOGIES, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

          Delaware                      1-8591                52-1297376
          --------                   ------------        -------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)


   One Chagrin Highlands, 2000 Auburn Drive, Suite 400, Beachwood, Ohio 44122
   --------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (216) 464-6153
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.
--------------------

On February 5, 2001, Scott Technologies, Inc., a Delaware corporation ("Scott"), and Tyco International Ltd., a Bermuda Company ("Tyco"), announced that Tyco Acquisition Corp. XVIII (NV), a Nevada corporation and a wholly owned first tier subsidiary of Tyco ("Tyco Acquisition"), R2 Mergersub Inc., a Delaware corporation and wholly owned first tier subsidiary of Tyco Acquisition ("Merger Sub"), and Scott had entered into an Agreement and Plan of Merger, dated as of February 4, 2001 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger (the "Merger") of Merger Sub and Scott. Scott's Board of Directors unanimously approved the execution and delivery of the Merger Agreement.

Under the terms of the Merger Agreement, Scott stockholders will receive Tyco shares valued at $23.00 for each share of Scott. The number of Tyco shares they receive will be based on the volume weighted average prices of Tyco shares on the New York Stock Exchange as reported by Bloomberg Financial Markets for the five consecutive trading days ending on the fourth trading day immediately preceding the date of the stockholder vote. Tyco has fully and unconditionally guaranteed the obligations of Tyco Acquisition and Merger Sub under the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub shall be merged with and into Scott, the separate corporate existence of Merger Sub shall cease and Scott shall continue as the surviving corporation.

Concurrently with the execution of the Merger Agreement, BLUM Capital Partners, L.P., and its affiliates (collectively, "BLUM Capital"), Scott's largest stockholder with approximately 23% of Scott's outstanding common stock, entered into a voting agreement (the "Voting Agreement") whereby BLUM Capital agreed to vote all Scott shares owned by BLUM Capital in favor of the Merger and the Merger Agreement. A designee of BLUM Capital, N. Colin Lind, serves as a director of Scott.

The Merger is intended to constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including the approval by Scott's stockholders and the receipt of required regulatory approvals. It is expected that the Merger will be consummated during the second quarter of 2001. A copy of the Merger Agreement and the Guarantee is included herein as Exhibit 2.1 and a copy of the joint press release of Tyco and Scott with respect to the Merger is included herein as Exhibit 99.1.

The Merger Agreement and the joint press release are incorporated by reference into this Item 5, and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(c) Exhibits:

2.1 Agreement and Plan of Merger, dated as of February 4, 2001, among Tyco Acquisition Corp. XVIII (NV), a Nevada corporation and a wholly owned first-tier subsidiary of Tyco International Ltd., a Bermuda company, R2 Mergersub

      Inc., a Delaware corporation and a wholly owned first-tier subsidiary of Tyco Acquisition Corp. XVIII (NV), and Scott Technologies, Inc., a Delaware corporation.

99.1  Joint Press Release, dated February 5, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SCOTT TECHNOLOGIES, INC.


                              By:    /s/ Mark A. Kirk
                                     -------------------------------------
                              Name:  Mark A. Kirk
                              Title: President and Chief Executive Officer

Date: February 6, 2001

                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

2.1 Agreement and Plan of Merger, dated as of February 4, 2001, among Tyco Acquisition Corp. XVIII (NV), a Nevada corporation and a wholly owned first-tier subsidiary of Tyco International Ltd., a Bermuda company, R2 Mergersub Inc., a Delaware corporation and a wholly owned first-tier subsidiary of Tyco Acquisition Corp. XVIII (NV), and Scott Technologies, Inc., a Delaware corporation.

99.1       Joint Press Release, dated February 5, 2001.